Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II
(the “Trust”)

Valkyrie Balance Sheet Opportunities ETF

(the “Fund”)

October 11, 2022

Supplement To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Each Dated December 15, 2021

On October 7, 2022, the Board of Trustees of the Trust (the “Board”) voted to liquidate and dissolve the Fund. After the close of business on October 21, subject to applicable law, the Fund will no longer accept creation orders. Trading in shares of the Fund will be halted prior to market open on October 31, 2022. Proceeds of the liquidation and dissolution are currently scheduled to be sent to shareholders on or about October 31, 2022.

When the Fund commences liquidation of its portfolio, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. Furthermore, effective from market open on October 31, 2022 and from then on, because shares of the Fund will not be traded on the Nasdaq Stock Market LLC (“Nasdaq”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of the Fund on Nasdaq until the market close on October 28, 2022 and may incur typical transaction fees from their broker-dealer. At the time the liquidation and dissolution of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares as of October 31, 2022, the Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call 1-800-617-0004.

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